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                                                           Exhibit 99.1.906.Cert

  CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, David Lerner, Principal Executive Officerof Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 6, 2005           /s/ David Lerner, Principal Executive Officer
     ----------------------        ---------------------------------------------
                                   David Lerner, Principal Executive Officer
                                   (principal executive officer)

I, Alan Chodosh, Principal Financial Officerof Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 6, 2005           /s/ Alan Chodosh, Principal Financial Officer
     ----------------------        ---------------------------------------------
                                   Alan Chodosh, Principal Financial Officer
                                   (principal financial officer)